SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): December 17, 2004

                            TECHNE CORPORATION
             (Exact Name of Registrant as Specified in Charter)


       Minnesota                     0-17272             41-1427402
(State or Other Jurisdiction       (Commission         I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)

                614 Mckinley Place NE
                   Minneapolis, MN                       55413
       (Address of Principal Executive Offices)       (Zip Code)

     Registrant's telephone number, including area code:  (612) 379-8854

                              Not Applicable
      (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













Item 1.01  Entry into a Material Definitive Agreement

Techne Corporation (the "Company") entered into an Employment Agreement effective December 17, 2004, with Gregory J. Melsen for Mr. Melsen to serve as the Company's Vice President of Finance and Chief Financial Officer. Under the Agreement, Mr. Melsen will receive a base salary at the annualized rate of $220,000 and is entitled to receive an annual bonus of up to 40% of his annual salary, based on achievement of specific revenue, profit and non-monetary goals. Mr. Melsen's Employment Agreement with the Company is filed as an exhibit to this Report.

Mr. Melsen also received an incentive stock option grant and a non-qualified stock option grant to purchase 7,587 and 17,413 shares, respectively, of the Company's common stock at $39.53 per share. The option agreements have ten year terms and vest as follows:

                             Incentive      Non-qualified
                             ---------      -------------
     December 17, 2005         2,529           5,471
     December 17, 2006         2,529           5,471
     December 17, 2007         2,529           6,471



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 17, 2004, the Company has appointed Gregory J. Melsen as it Vice President of Finance and Chief Financial Officer. Mr. Melsen replaces Mr. Thomas E. Oland as Chief Financial Officer. Mr. Oland continues as Chief Executive Officer and President of the Company and as Chairman of the Board of Directors.

Mr. Melsen was most recently employed by PLATO Learning, Inc., a publicly held provider of computer-based and e-learning educational software, where he held the position of Vice President of Finance and Chief Financial Officer since 2002. From 1999 to 2001 he held the position of Vice President of Finance, Treasurer and Chief Financial Officer of American Medical Systems Holdings, Inc., a publicly traded medical device manufacturer. Mr. Melsen has also held financial positions with AVECOR Cardiovascular, Inc. and PACE Incorporated. Mr. Melsen's 30-year tenure in accounting and finance included 19 years with Deloitte and Touche, including nine years as an audit partner. Mr. Melsen served as audit partner on the Techne Corporation engagement. Mr. Melsen is a Certified Public Accountant and is 52 years old. The terms of Mr. Melsen's employment are set forth above under Item 1.01.


Item 9.01  Financial Statements and Exhibits

   a.  Not applicable.

   b.  Not applicable

   c.  Exhibits

     10.1 Employement Agreement by and between Techne Corporation and Gregory J. Melsen, effective December 17, 2004.




                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 20, 2004              TECHNE CORPORATION

                                      By: /s/ Thomas E. Oland
                                      ---------------------------
                                      Name: Thomas E. Oland
                                      Title: President and Chief
                                        Executive Officer